UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2023

POSTAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38903	83-2586114
(State or other jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
75 Columbia Avenue
Cedarhurst, NY 11516
(Address of principal executive offices and zip code)
(516) 295-7820
(Registrant’s telephone number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2023, Postal Realty Trust, Inc. (the “Company”), and each of Andrew Spodek, Chief Executive Officer of the Company, Jeremy Garber, President, Treasurer and Secretary of the Company, and Robert Klein, Chief Financial Officer of the Company (each being an “Executive”), entered into Amended and Restated Employment Agreements (the “Amended Agreements”). The Amended Agreements amend and restate the existing Employment Agreements, dated June 26, 2019, June 26, 2019, and December 30, 2020, by and between the Company and Messrs. Spodek, Garber and Klein, respectively (the “Existing Agreements”).

The Amended Agreements modify certain terms of the Existing Agreements, including the following:

1.The initial term of the Amended Agreements is three years, commencing on January 1, 2023, with two automatic one-year extensions on each anniversary of the effective date, unless either party gives notice of non-renewal at least 90 days prior to such anniversary date.

2.The Amended Agreements provide that Messrs. Spodek’s, Garber’s and Klein’s initial annual base salaries will be $380,000, $315,000 and $275,000, respectively. Each Executive will have the opportunity to earn an annual bonus for performance during each year of the term, with a target of 150%, 117.5% and 112.5% of base salary for Messrs. Spodek, Garber and Klein, respectively. Each Executive will also be eligible to receive long-term incentive awards under the Company’s Equity Incentive Plan, with a target of 160%, 135% and 125% of base salary for Messrs. Spodek, Garber and Klein, respectively.

3.If an Executive’s employment is terminated by the Company without “Cause” or by him for “Good Reason” (as such terms are defined in the Amended Agreements), he will generally receive: accrued base salary; accrued but unpaid time off; any earned but unpaid bonuses; vested benefits due under the terms of any deferred compensation incentive or other benefit plans maintained by the Company; reimbursement of any expenses (together, the “standard termination benefits”); accelerated vesting of unvested equity awards that were granted to the Executive under the Company’s Alignment of Interest Program; accelerated vesting of time-based equity awards; accelerated vesting of performance-based equity awards based on actual performance at the end of the performance period and pro-rated based on the number of days the Executive was employed during the performance period; a lump sum cash payment equal to three times (in the case of Mr. Spodek) or one times (in the case of Messrs. Garber and Klein) the sum of (x) the Executive’s annual base salary and (y) the average bonus paid to the Executive for each of the three past calendar years; and reimbursement of the premiums for COBRA coverage of the Executive and his eligible dependents for 18 months for Mr. Spodek and 12 months for Messrs. Garber and Klein after termination.

4.(i) If an Executive’s employment is terminated due to non-renewal after receiving notice from the Company or upon expiration of the term without being renewed, he will receive: (a) the standard termination benefits; (b) accelerated vesting of unvested equity awards that were granted as Acquisition Shares (as defined under the Alignment of Interest Program) to the Executive under the Alignment of Interest Program; and (c) accelerated vesting of a pro rata portion of unvested equity awards that were granted as Award Shares (as defined under the Alignment of Interest Program) to the Executive under the Alignment of Interest Program based on the remaining vesting period.

(ii) If an Executive’s employment is terminated due to non-renewal after receiving notice from the Executive, he will receive the benefits and payments specified in (a) and (b) in the above paragraph.

5.In the event of a “Change in Control” (as defined in the Amended Agreements) of the Company:
a.each Executive’s annual bonus shall be paid in a lump sum cash payment immediately prior to consummation of the Change in Control subject to the Executive’s employment immediately prior to the consummation of the Change in Control.
b.if an Executive’s employment is terminated by the Company without “Cause” or by him for “Good Reason” within the 365 day period immediately following a Change in Control, he will receive, in addition to the benefits specified above in (3), a pro rata portion of the Executive’s annual target bonus opportunity based on actual performance for the fiscal year in which such termination occurs.
c.the “Good Reason Initial Notice Period” (as defined in the Amended Agreements) shall be revised from 60 days to 365 days if the Executive first acquires actual knowledge of the existence of the “Good Reason” condition within the 180-day period that begins 90 days immediately prior to a Change in Control and ends 90 days immediately following a Change in Control.

d.if an Executive’s employment is terminated due to non-renewal after receiving notice from the Company’s successor or upon expiration of the term without being renewed within the 1,095 day period immediately following a Change in Control, he will receive the benefits specified above in (3).
e.if an Executive’s employment is terminated due to non-renewal after receiving notice from the Executive within the 1,095 day period immediately following a Change in Control, he will receive the benefits and payments specified above in (4)(ii).
f.all outstanding stock options, restricted stock or other equity awards with performance-based vesting held by an Executive shall be assumed by the Company’s acquiror or successor or, if not assumed, the performance conditions shall be satisfied to the extent the Compensation Committee determines actual performance was attained immediately prior to the Change in Control.

All other material terms contained in the Existing Agreements remain substantially unchanged in the Amended Agreements. The above summary of the material amendments to the Existing Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreements, copies of which are included as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.1	Amended and Restated Employment Agreement by and between the Company and Andrew Spodek.
10.2	Amended and Restated Employment Agreement by and between the Company and Jeremy Garber.
10.3	Amended and Restated Employment Agreement by and between the Company and Robert Klein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2023

POSTAL REALTY TRUST, INC.

By:	/s/ Jeremy Garber
Name: Jeremy Garber
Title: President, Treasurer and Secretary